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                                                                   EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Claire's Stores, Inc. (the "Company") for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marla Schaefer, Acting Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Marla Schaefer
                                    -------------------------------------------
                                    Marla Schaefer
                                    Acting Co-Chief Executive Officer
                                    April 30, 2003


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                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Claire's Stores, Inc. (the "Company") for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bonnie Schaefer, Acting Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ E. Bonnie Schaefer
                                    -------------------------------------------
                                    E. Bonnie Schaefer
                                    Acting Co-Chief Executive Officer
                                    April 30, 2003